INVESTMENT IN PARENT COMPANY	12 Months Ended
Dec. 31, 2012
Investment Holdings [Abstract]
INVESTMENT IN PARENT COMPANY

NOTE 3:- INVESTMENT IN PARENT COMPANY

The Company currently holds 714,922 shares of Can-Fite's outstanding Ordinary shares that have certain a resale restriction provisions (also see Note 1.b.). As a result of such restrictions, the Company adjusted the quoted market price in the Tel-Aviv Stock Exchange of its investment in Parent Company's shares, to reflect the discount that results from the resale restriction provisions. In measuring the fair value the Company used a Protective Put Option model. In estimating the fair value, the Company used Black-Scholes option-pricing model with the following weighted-average assumptions as of December 31, 2012: risk-free interest rates ranging from 1.66% to 1.74%; dividend yields of 0%; volatility factors of 77.06%; and a weighted-average contractual life of the options of between 0.14 and 0.89 years.
The Company reviews various factors in determining whether it should recognize an other-than-temporary impairment charge for its marketable securities, including its intent and ability to hold the investment for a period of time sufficient for any anticipated recovery in market value, the length of time and extent to which the fair value has been less than its cost basis. Based on the Company’s consideration of these factors, as of December 31, 2012 the Company recognized other-than-temporary impairment in a total amount of $323 related to its holding of Can-Fite shares, which is presented as part of financial expenses, in the Consolidated Statements of Comprehensive Loss.
As of December 31, 2012, the Company's investment in Parent Company is $828 classified as short term assets and $401 is classified in long term assets, presented at cost. During 2012, the Company recorded other than temporary impairment of $323. Such impairment reduced the cost basis of its short term and long term investments in Parent Company by $180 and $143, respectively.